Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments and Other Current Assets
Other receivables	¥ 78,819	$ 11,101	¥ 28,941
Employee advances	2,814	396	2,094
Prepaid rents	10,039	1,414	7,925
Others	16,682	2,350	15,961
Total prepayments and other current assets	¥ 108,354	$ 15,261	¥ 54,921